SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2015
(Exact name of registrant as specified in its charter)
UNION BANKSHARES, INC.

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
Vermont	001-15985	03-0283552

(Address of principal executive offices)		(Zip Code)
20 Main St., P.O. Box 667		05661-0667
Morrisville, VT

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On April 7, 2015, Union Bank (the “Bank”), a wholly-owned subsidiary of Union Bankshares, Inc. (the “Company”), entered into Endorsement Split Dollar Life Insurance Agreements (the “Split Dollar Agreements” or the “Agreements”) with certain of its executives, including the following Name Executive Officers ("NEOs") of the Company and/or the Bank:

Name	Title(s)

David S. Silverman	President and Chief Executive Officer of the Company and the Bank

Karyn J. Hale	Vice President, Treasurer and Chief Financial Officer of the Company and Senior Vice President and Treasurer of the Bank

Jeffrey G. Coslett	Vice President of the Company and Senior Vice President of the Bank

The purpose of the Split Dollar Agreements is to retain and reward the NEOs by dividing the death proceeds of certain life insurance policies which are owned by the Bank on the life of the NEO with the designated beneficiary of the NEO. The Bank will pay the life insurance premiums from its general assets.

The Bank will own the life insurance policies and will have the right to exercise all incidents of ownership, except as limited in the Split Dollar Agreements. Before any death benefit is paid out, the Bank is entitled to receive out of the death proceeds the greater of (i) the cash surrender value or (ii) the aggregate premiums paid by the Bank. In addition, the Bank will be the beneficiary of the remaining death proceeds of the life insurance policies after payment of the NEO's death benefit. The Agreements will expire upon termination of employment.

The value of the death benefit to the NEOs under the Split Dollar Agreements is $500,000 for Mr. Silverman and $250,000 for each of Ms. Hale and Mr. Coslett. The split dollar life insurance benefit is in addition to the group life insurance coverage generally available to the Bank's employees, which is capped at the lesser of (i) three times annual base compensation and (ii) $300,000.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are filed herewith:

Exhibit 10.1    Endorsement Split Dollar Life Insurance Agreement, dated April 7, 2015, by and between Union Bank and David S. Silverman

Exhibit 10.2    Endorsement Split Dollar Life Insurance Agreement, dated April 7, 2015, by and between Union Bank and Karyn J. Hale

Exhibit 10.3    Endorsement Split Dollar Life Insurance Agreement, dated April 7, 2015, by and between Union Bank and Jeffrey G. Coslett

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

April 10, 2015	/s/ David S. Silverman
David S. Silverman
President and Chief Executive Officer

April 10, 2015	/s/ Karyn J. Hale
Karyn J. Hale
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 10.1    Endorsement Split Dollar Life Insurance Agreement, dated April 7, 2015, by and between Union Bank and David S. Silverman

Exhibit 10.2    Endorsement Split Dollar Life Insurance Agreement, dated April 7, 2015, by and between Union Bank and Karyn J. Hale

Exhibit 10.3    Endorsement Split Dollar Life Insurance Agreement, dated April 7, 2015, by and between Union Bank and Jeffrey G. Coslett